Investment in Unconsolidated Subsidiary	12 Months Ended
Dec. 31, 2017
Investment in Unconsolidated Subsidiary [Abstract]
Investment in Unconsolidated Subsidiary

12.  Investment in Unconsolidated Subsidiary

On September 1, 2006, the Company invested in Liverpool Community Bank (formerly known as The First National Bank of Liverpool), (“LCB”), located in Liverpool, Pennsylvania, by purchasing 39.16% of its outstanding common stock. This investment is accounted for under the equity method of accounting. The investment was carried at $4,812,000 and $4,703,000 as of December 31, 2017 and 2016, respectively. The Company increases its investment in LCB for its share of earnings and decreases its investment by any dividends received from LCB. The investment is evaluated quarterly for impairment. A loss in value of the investment which is determined to be other than a temporary decline would be recognized as a loss in the period in which such determination is made. Evidence of a loss in value might include, but would not necessarily be limited to, absence of an ability to recover the carrying amount of the investment or inability of LCB to sustain an earnings capacity which would justify the current carrying value of the investment.

Acquisition of Liverpool Community Bank

On December 29, 2017, Juniata entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LCB. The Merger Agreement provides that, upon the terms, and subject to the conditions set forth therein, LCB will merge with, and into, The Juniata Valley Bank, with The Juniata Valley Bank continuing as the surviving entity (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of Liverpool’s common stock issued and outstanding immediately prior to the effective time of the Merger (other than the LCB common stock currently owned by Juniata, which will be cancelled) will be converted into the right to receive, at the election of the holder, either: (i) 202.6286 shares of common stock of Juniata (the “Stock Consideration”) or (ii) $4,050.00 (the “Cash Consideration”), subject to proration to maintain total Cash Consideration at a minimum of 15% and a maximum of 20% of the total merger consideration. Holders of Liverpool Common Stock prior to the consummation of the Merger will own a percentage of Juniata’s common stock outstanding immediately following the consummation of the Merger that will range from 6.4% (if minimum Cash Consideration of 15% were paid) to 6.0% (if the maximum Cash Consideration of 20% were paid).

Consummation of the Merger is subject to customary closing conditions including, but not limited to, the absence of a material adverse change relating to Liverpool or Juniata, approval of the Merger by Liverpool’s shareholders and receipt of all required regulatory approvals.

The parties anticipate the Merger will close in the first half of 2018.